American Municipal
Income Portfolio

                XAA

SEMIANNUAL REPORT
JULY 31, 2001










                                              [US BANCORP PIPER JAFFRAY(R) LOGO]

[US BANCORP PIPER JAFFRAY(R) LOGO]

AMERICAN MUNICIPAL INCOME PORTFOLIO


         TABLE OF CONTENTS

2        Fund Overview

7        Financial Statements
         and Notes

17       Investments in
         Securities

24       Shareholder Update

FUND OBJECTIVE

High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income and capital gains may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the period ended July 31, 2001

                                                ONE YEAR                FIVE YEAR               SINCE INCEPTION
AMERICAN MUNICIPAL INCOME PORTFOLIO
(XAA, inception 6/25/1993)                      12.25%                  7.20%                   6.38%

Lipper General Municipal Bond Funds:
Leveraged Average                               12.88%                  6.81%                   6.07%

Lehman Brothers Municipal Long Bond Index       12.51%                  7.28%                   6.57%

Average annual total returns are through July 31, 2001, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2001, were 18.56%, 9.44%, and 5.06%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures. - The since-inception numbers for the Lipper Average and Lehman index are calculated from the month end following the fund's inception through July 31, 2001.

FUND OVERVIEW

FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of American Municipal Income Portfolio. He has 18 years of financial experience.


CATHERINE STIENSTRA assists with the management of American Municipal Income Portfolio. She has 13 years of financial experience.

SEPTEMBER 15, 2001

FOR THE SEMIANNUAL REPORTING PERIOD ENDED JULY 31, 2001, AMERICAN MUNICIPAL INCOME PORTFOLIO HAD A TOTAL RETURN OF 4.11%* BASED ON ITS NET ASSET VALUE. The fund underperformed compared to the average return of 4.74% for a group of similar funds in the Lipper General Municipal Bond Funds: Leveraged Averaged category. The fund performed in line with Lehman Brothers Municipal Long Bond Index, the fund's benchmark that reflects no fees or expenses, which returned 4.17% during the same period. The fund's market price return was 0.87%* during the period.

THE FUND'S EMPHASIS ON LONGER-TERM BONDS, WHICH REFLECTS ITS INCOME ORIENTATION, HELPED IT TO PERFORM IN LINE WITH ITS BENCHMARK. Because American Municipal Income Portfolio tends to own

*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION
As a percentage of total assets on July 31, 2001

[CHART]

Housing Revenue                         16%
Other Assets                             1%
Industrial Development Revenue           1%
Health Care Revenue                     30%
Recreation Authority Revenue             2%
Short-Term Securities                    3%
Education Revenue                        5%
Utility Revenue                         12%
Certificates of Participation            3%
Municipal Bond Bank                      1%
Building Revenue                         1%
General Obligations                     15%
Economic Development Revenue             2%
Transportation Revenue                   7%
Water/Sewer Revenue                      1%

longer-duration municipal bonds that generate higher tax-free income, it typically performs well in a steady or falling-rate environment. In exchange for higher yields, these longer-duration bonds will exhibit more price volatility in a fluctuating interest-rate environment.

DURING THE SIX-MONTH PERIOD, LONG-TERM MUNICIPAL BOND RATES ROSE THROUGH MAY AND THEN MOVED DOWNWARD AGAIN, STABILIZING AT ABOUT THE SAME LEVEL BY THE END OF JULY. A good benchmark for long-term bond rates is the Bond Buyer 40 Index. This is a group of 40 long-term municipal bonds rated A or better, which began the period at 5.37% and ended at 5.33%. These relatively low rates caused refundings of municipal bonds to explode, up almost 280% vs. the same period last year. Much like home buyers refinance their homes during periods of low rates, municipal bond issuers refund their debt in advance of the call date or maturity date of the bond and reissue debt at a new, lower rate.

                         ---------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
As a percentage of total assets on July 31, 2001

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Arizona                                                      4%
California                                                   2%
Colorado                                                     8%
Georgia                                                      9%
Hawaii                                                       2%
Illinois                                                     7%
Indiana                                                      5%
Iowa                                                         2%
Kansas                                                       1%
Kentucky                                                     2%
Michigan                                                     9%
Minnesota                                                   10%
Missouri                                                     1%
Nebraska                                                     1%
Nevada                                                       2%
New Mexico                                                   7%
New York                                                     2%
North Dakota                                                 1%
Ohio                                                         2%
South Dakota                                                 4%
Tennessee                                                    2%
Texas                                                        9%
Utah                                                         2%
Washington                                                   2%
Wisconsin                                                    2%

THE NATIONAL MUNICIPAL BOND MARKETPLACE HAS WITNESSED A COMPLETE REVERSAL IN THE TRENDS OF SUPPLY AND DEMAND OVER THE PAST SIX MONTHS. Overall supply of bonds issued for new money (not including refundings) is up 18% compared to the first six months last year. This comes on the heels of an extended period of decreasing supply, as municipalities did not need to issue as much debt during the economic boom. Typically, an increase in supply would cause rates for municipal bonds to rise. However, the marketplace has also seen a big increase in demand for bonds in general, including municipals, as the stock market has continued to flounder this year. The supply and demand trends have enabled municipal bond yields to decline along with most taxable bond yields since May.

DECREASING SHORT-TERM INTEREST RATES HAVE ALLOWED THE FUND TO INCREASE ITS DIVIDEND AND ADD TO ITS DIVIDEND RESERVE. The Federal Reserve has lowered short-term interest rates seven times since the end of last year, its most aggressive rate-cutting campaign since the country's last recession. The fund earns more income during periods of low shorter-term interest rates, as the lower rates decrease borrowing costs. (See page 5 for an explanation of borrowing through the use of preferred stock.) The fund's current common stock distribution level was increased from 6.6 cents to 6.8 cents per share in August 2001 to reflect this


CREDIT QUALITY BREAKDOWN
As of July 31, 2001, according to Standard & Poor's and Moody's Investors
Service

AAA/Aaa                 72%
AA/Aa                    4%
A                        8%
BBB/Baa                  6%
Nonrated                10%
---------------------------
                       100%

increased level of income earned. In addition, the fund's dividend reserve increased approximately 1 cent per share during the six-month period ended July 31, 2001. Keep in mind that even with our dividend reserve strategy, the fund's dividend is subject to change.

OUR MANAGEMENT TEAM CONTINUED TO CONTROL RISK IN THE FUND THROUGH GEOGRAPHIC AND SECTOR DIVERSIFICATION, AS WELL AS QUALITY SECURITY SELECTION. We own bonds in 25 states and a variety of sectors in the municipal market. We made no major shifts in the state or sector allocation during the period, but made a few select sales as opportunities arose. Overall, revenue bonds outperformed general obligation (GO) bonds during the period, with the top-performing sectors in the fund including health care, housing, and electric revenue bonds. In terms of quality security selection, almost 90% of the fund is considered investment-grade quality as you can see from the table on

PREFERRED STOCK

The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.

page 4. This means the credit rating of the bonds is in one of the four highest categories according to industry rating services, such as Standard & Poor's or Moody's. An investment-grade rating means that there is minimal risk that the bond issuer will default in its timely payment of interest and principal to the fund.

AS THE U.S. STOCK MARKET AND ECONOMY CONTINUE THEIR SLUMP, WE WILL WATCH DILIGENTLY FOR DETERIORATING CONDITIONS IN MUNICIPALITIES AS SOME HAVE STARTED TO SEE DEFICITS AFTER YEARS OF SURPLUSES. We will continue to focus on quality security selection, the ongoing scrutiny of current holdings, and our strategy of emphasizing longer-duration bonds that pay relatively high tax-exempt income. Thank you again for your investment in the American Municipal Income Portfolio and the confidence that you have placed in our management team. We hope we have helped you meet your objective of attractive monthly income that is free from federal income taxes with your investment in this fund.

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $128,136,184
Accrued interest receivable  ...............................       1,276,481
Other assets  ..............................................           3,620
                                                                ------------
  Total assets  ............................................     129,416,285
                                                                ------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................          16,566
Payable for investment securities purchased  ...............         980,640
Accrued investment management fee  .........................          37,721
Bank overdraft  ............................................         248,128
Accrued remarketing agent fee  .............................           1,839
Accrued administrative fee  ................................          24,672
Other accrued expenses  ....................................          22,682
                                                                ------------
  Total liabilities  .......................................       1,332,248
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $128,084,037
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $124,031,021
Undistributed net investment income  .......................         802,959
Accumulated net realized loss on investments  ..............      (3,116,026)
Unrealized appreciation of investments  ....................       6,366,083
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $128,084,037
                                                                ============

*Investments in securities at identified cost  .............    $121,770,101
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $ 84,584,037
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       5,756,267
Net asset value  ...........................................    $      14.69
Market price  ..............................................    $      13.52

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $ 43,500,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................           1,740
Liquidation preference per share  ..........................    $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         2001 Semiannual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2001
 ................................................................................

INCOME:
Interest  ..................................................     $3,472,575
                                                                 ----------

EXPENSES (NOTE 5):
Investment management fee  .................................        219,905
Administrative fee  ........................................        125,660
Remarketing agent fee  .....................................         54,536
Custodian fees  ............................................          9,424
Transfer agent fees  .......................................         14,262
Registration fees  .........................................          9,673
Reports to shareholders  ...................................         16,908
Directors' fees  ...........................................          1,504
Audit and legal fees  ......................................         18,340
Other expenses  ............................................         15,936
                                                                 ----------
  Total expenses  ..........................................        486,148
                                                                 ----------

  Net investment income  ...................................      2,986,427
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments in securities
  (note 4)  ................................................        (53,245)
Unrealized appreciation of investments  ....................      1,107,123
                                                                 ----------

  Net gain on investments  .................................      1,053,878
                                                                 ----------

    Net increase in net assets resulting from
      operations  ..........................................     $4,040,305
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         2001 Semiannual Report  8  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/01          YEAR ENDED
                                                                (UNAUDITED)         1/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  2,986,427      $  6,679,820
Net realized loss on investments  ..........................         (53,245)         (347,896)
Unrealized appreciation of investments  ....................       1,107,123         7,648,337
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....       4,040,305        13,980,261
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................      (2,279,482)       (4,558,963)
Preferred stock dividends  .................................        (657,309)       (1,751,094)
                                                                ------------      ------------
  Total distributions  .....................................      (2,936,791)       (6,310,057)
                                                                ------------      ------------

  Total increase in net assets .............................       1,103,514         7,670,204

Net assets at beginning of period  .........................     126,980,523       119,310,319
                                                                ------------      ------------

Net assets at end of period ................................    $128,084,037      $126,980,523
                                                                ============      ============

Undistributed net investment income  .......................    $    802,959      $    753,323
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         2001 Semiannual Report  9  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

        2001 Semiannual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                Pricing services value equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At July 31, 2001, the fund had no outstanding investments in inverse floaters.

--------------------------------------------------------------------------------

        2001 Semiannual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders.

--------------------------------------------------------------------------------

        2001 Semiannual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of July 31, 2001, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On July 31, 2001, the dividend rates were 2.40% and 2.20% for class "T" and "TH," respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

--------------------------------------------------------------------------------

        2001 Semiannual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended July 31, 2001, aggregated $5,400,792 and $6,518,490, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the agreement), U.S. Bancorp Piper Jaffray Asset Management, Inc. (the advisor), a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee equal to an annualized percentage of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides regulatory reporting and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will

--------------------------------------------------------------------------------

        2001 Semiannual Report  14  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing, insurance, interest, taxes, and other miscellaneous expenses. During the six months ended July 31, 2001, the fund paid $9,428 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                    CAPITAL LOSS
                      CARRYOVER      EXPIRATION
                    -------------    ----------
                    $    942,779        2003
                       1,557,574        2004
                         216,201        2008
                         346,227        2009
                    ------------
                    $  3,062,781
                    ============

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        2001 Semiannual Report  15  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                          Six Months
                                             Ended      Year     Year        Year       Year     Year
                                            7/31/01     Ended    Ended      Ended       Ended    Ended
                                          (Unaudited)  1/31/01  1/31/00  1/31/1999(g)  1/31/98  1/31/97
                                          -----------  -------  -------  ------------  -------  -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................    $14.50     $13.17   $15.43      $15.07     $13.98   $14.42
                                            ------     ------   ------      ------     ------   ------
Operations:
  Net investment income ................      0.52       1.15     1.03        1.02       1.00     1.07
  Net realized and unrealized gains
    (losses) on investments ............      0.18       1.27    (2.27)       0.36       1.12    (0.50)
                                            ------     ------   ------      ------     ------   ------
    Total from operations ..............      0.70       2.42    (1.24)       1.38       2.12     0.57
                                            ------     ------   ------      ------     ------   ------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........     (0.40)     (0.79)   (0.77)      (0.75)     (0.76)   (0.75)
  Paid to preferred shareholders .......     (0.11)     (0.30)   (0.25)      (0.27)     (0.27)   (0.26)
                                            ------     ------   ------      ------     ------   ------
    Total distributions to
      shareholders .....................      (.51)     (1.09)   (1.02)      (1.02)     (1.03)   (1.01)
                                            ------     ------   ------      ------     ------   ------
Net asset value, common stock, end of
  period ...............................    $14.69     $14.50   $13.17      $15.43     $15.07   $13.98
                                            ======     ======   ======      ======     ======   ======
Market value, common stock, end of
  period ...............................    $13.52     $13.80   $11.75      $14.00     $13.44   $12.13
                                            ======     ======   ======      ======     ======   ======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................      4.11%     16.58%   (9.88)%      7.62%     13.63%    2.41%
Total return, common stock, market
  value (b) ............................      0.87%     25.44%  (10.81)%     10.07%     17.53%    3.29%
Net assets at end of period
  (in millions) ........................    $  128     $  127   $  119      $  132     $  130   $  124
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................      1.18%(h)   1.23%    1.20%       1.13%      1.19%    1.22%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............      5.64%(h)   6.23%    5.49%       5.02%      5.10%    5.90%
Portfolio turnover rate (excluding
  short-term securities) ...............         4%        35%      10%         19%        46%      28%
Remarketed preferred stock outstanding
  end of period (in millions) ..........    $   44     $   44   $   44      $   44     $   44   $   44
Asset coverage per share (in
  thousands) (f) .......................    $   74     $   73   $   69      $   76     $   75   $   71
Liquidation preference and market value
  per share of preferred stock
  (in thousands) .......................    $   25     $   25   $   25      $   25     $   25   $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.77%, 0.80%, 0.78%, 0.75%, 0.78%, AND 0.78% FOR THE SIX MONTHS ENDED JULY 31, 2001, AND
     FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.75%, 5.45%, 4.72%, 4.52%, 4.58%, AND 5.02%, FOR THE SIX MONTHS ENDED JULY 31,
     2001, AND FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

        2001 Semiannual Report  16  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                                 July 31, 2001
 ..........................................................................................

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.0%):
  ARIZONA (4.1%):
    Douglas Community Housing (Callable 1/20/10 at 102),
      6.13%, 7/20/41 ....................................  $ 1,000,000        $  1,037,130
    Gilbert Industrial Development Revenue (Callable
      2/1/09 at 102), 5.85%, 2/1/19 .....................    1,000,000             956,570
    Pima County United School District (FGIC),
      8.38%, 7/1/13 .....................................    2,450,000(b)        3,323,597
                                                                              ------------
                                                                                 5,317,297
                                                                              ------------

  CALIFORNIA (2.4%):
    Duarte Redevelopment Agency (Escrowed to maturity),
      6.88%, 11/1/11 ....................................    2,500,000(d)        3,056,825
                                                                              ------------

  COLORADO (7.8%):
    E-470 Public Highway, Zero-Coupon, 5.45%, 9/1/32 ....   30,000,000(g)        5,476,500
    Educational and Cultural Facilities Authority Revenue
      (Callable 12/1/11 at 100), 7.25%, 12/1/30 .........    2,000,000           2,021,420
    Educational and Cultural Facilities Authority Revenue
      (Callable 9/15/11 at 100), 7.25%, 9/15/30 .........    1,000,000           1,010,580
    Northwest Parkway Public Highway Authority (AMBAC),
      Zero-Coupon (Callable 6/15/11 at 33.46),
      6.29%, 6/15/29 ....................................    5,000,000(b)(g)       940,450
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16 ............................      500,000             533,250
                                                                              ------------
                                                                                 9,982,200
                                                                              ------------

  GEORGIA (9.0%):
    Municipal Electrical Authority (FGIC) (Escrowed to
      maturity), 6.50%, 1/1/12 ..........................   10,000,000(b)(d)    11,583,400
                                                                              ------------

  HAWAII (2.1%):
    State Department of Budget and Finance,
      6.40%, 7/1/13 .....................................    2,415,000           2,681,688
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
  ILLINOIS (6.8%):
    Chicago State University Revenue (MBIA) (Prerefunded
      to 12/1/04 at 102), 6.00%, 12/1/12 ................  $ 1,000,000(b)(e)  $  1,106,140
    Health Facility Authority - Lutheran General Hospital
      (Callable 1/1/02-4/1/15 at 100-102),
      7.00%, 4/1/08-4/1/14 ..............................    1,500,000           1,720,220
    Health Facility Authority - Lutheran General Hospital
      (Prerefunded to 1/1/02 at 102), 6.80%, 1/1/22 .....    1,000,000(e)        1,035,880
    Kane County School District (FGIC) (Prerefunded to
      2/1/05 at 100), 5.75%, 2/1/15 .....................    1,000,000(b)(e)     1,077,270
    Rochelle Electric Systems (AMBAC) (Callable 5/1/06 at
      102), 5.20%, 5/1/16 ...............................      750,000(b)          762,997
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38 ..............    1,000,000(f)        1,008,270
    University of Illinois Auxiliary Facilities (FGIC)
      (Callable 4/1/11 at 100), 5.25%, 4/1/32 ...........    2,000,000(b)        1,995,300
                                                                              ------------
                                                                                 8,706,077
                                                                              ------------

  INDIANA (4.8%):
    Health Facility Authority - Columbus Hospital (FSA),
      7.00%, 8/15/15 ....................................    2,670,000(b)        3,230,380
    Health Facility Authority - Greenwood Village South
      (Callable 5/15/08 at 101), 5.50%, 5/15/18 .........    2,280,000           1,884,306
    Municipal Bond Bank (Callable 2/1/04 at 102),
      6.00%, 2/1/16 .....................................    1,000,000           1,049,100
                                                                              ------------
                                                                                 6,163,786
                                                                              ------------

  IOWA (1.7%):
    Hospital Facilities Authority (Callable 2/15/10 at
      101), 6.75%, 2/15/15 ..............................    1,000,000           1,103,470
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16 ...............................    1,000,000           1,020,950
                                                                              ------------
                                                                                 2,124,420
                                                                              ------------

  KANSAS (0.9%):
    Kansas City Utility Systems (FGIC) (Callable 9/1/04
      at 102), 6.25%, 9/1/14 ............................    1,000,000(b)        1,097,650
                                                                              ------------

  KENTUCKY (2.4%):
    State Housing Authority (Callable 11/1/29 at 100),
      6.08%, 1/1/30 .....................................    3,000,000           3,073,890
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
  MICHIGAN (9.3%):
    Comstock Park Public Schools (FGIC),
      7.88%, 5/1/11 .....................................  $ 3,145,000(b)(d)  $  4,015,976
    Hospital Financing Authority - Daughters of Charity
      (Escrowed to maturity, callable 11/1/05 at 101),
      5.25%, 11/1/15 ....................................    3,000,000           3,091,980
    Kent Hospital Financial Authority (MBIA),
      7.25%, 1/15/13 ....................................    4,000,000(b)(d)     4,834,120
                                                                              ------------
                                                                                11,942,076
                                                                              ------------

  MINNESOTA (10.6%):
    Eden Prarie Multifamily Housing (Callable 1/20/08 at
      102), 5.60%, 7/20/28 ..............................      900,000             911,232
    Fairview Healthcare (Callable 11/15/10 at 101),
      6.38%, 11/15/29 ...................................    2,000,000           2,110,160
    Glencoe Health Care Facilities (Callable 4/1/11 at
      101), 7.50%, 4/1/31 ...............................    1,000,000           1,002,930
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 .....................................    2,000,000(b)        2,125,360
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15 ...........    3,630,000(b)        3,666,373
    Moorhead Golf Course (Callable 12/1/08 at 100),
      5.88%, 12/1/21 ....................................    2,890,000           2,916,270
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.85%, 1/1/24 ..........................      795,000(f)          818,174
                                                                              ------------
                                                                                13,550,499
                                                                              ------------

  MISSOURI (0.8%):
    St. Louis, Industrial Development Authority Revenue
      (Callable 12/15/10 at 102), 6.88%, 12/15/20 .......    1,000,000           1,038,190
                                                                              ------------

  NEBRASKA (0.8%):
    Douglas County School District (Callable 6/15/11 at
      100), 5.00%, 12/15/22 .............................    1,000,000             993,450
                                                                              ------------

  NEVADA (2.5%):
    Washoe County School District (MBIA) (Prerefunded to
      6/1/04 at 101), 5.75%, 6/1/12 .....................    3,000,000(b)(e)     3,232,080
                                                                              ------------

  NEW MEXICO (7.1%):
    Mortgage Finance Authority,
      6.50%-6.88%, 1/1/25-7/1/25 ........................    8,275,000           9,091,815
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  19  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
  NEW YORK (0.9%):
    New York Water and Sewer System (Prerefunded to
      6/15/10 at 101), 6.00%, 6/15/33 ...................  $   620,000(e)     $    710,452
    New York Water and Sewer System (Crossover refunded
      to 6/15/10 at 101), 6.00%, 6/15/33 ................      380,000(e)          414,907
                                                                              ------------
                                                                                 1,125,359
                                                                              ------------

  NORTH DAKOTA (1.4%):
    Fargo Health Systems Revenue (Callable 6/1/10 at
      101), 5.63%, 6/1/31 ...............................    1,750,000           1,812,002
                                                                              ------------

  OHIO (2.3%):
    Franklin County Health Care Facility Revenue
      (Callable 8/15/08 at 101), 5.25%, 8/15/12 .........    1,000,000             892,130
    Richland County Hospital Facilities (Callable
      11/15/10 at 101),
      6.13%-6.38%, 11/15/16-11/15/30 ....................    2,000,000           2,035,230
                                                                              ------------
                                                                                 2,927,360
                                                                              ------------

  SOUTH DAKOTA (3.7%):
    Health & Education Facilities Authority - Prairie
      Crossings (Callable at 11/1/09 at 102),
      6.00%, 11/1/19 ....................................    2,000,000           2,167,060
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14 ...............................    1,250,000           1,302,313
    Sioux Falls Health Facilities - Evangelical Lutheran
      (AMBAC) (Callable 6/1/08 at 102),
      5.35%, 6/1/23 .....................................    1,250,000(b)        1,261,813
                                                                              ------------
                                                                                 4,731,186
                                                                              ------------

  TENNESSEE (2.4%):
    Johnson City Health and Education Facilities
      (Callable 7/1/12 at 103), 7.50%, 7/1/33 ...........    2,000,000           2,118,960
    Shelby County Health Education and Housing Facilities
      Board Revenue (Callable 7/1/09 at 102),
      5.50%, 7/1/20 .....................................    1,000,000           1,016,770
                                                                              ------------
                                                                                 3,135,730
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  20  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
  TEXAS (8.3%):
    Abilene Health Facility Development (Callable 8/15/08
      at 101), 5.88%, 11/15/18 ..........................  $ 1,150,000        $    991,369
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15 ...................      670,000             713,798
    Fort Bend Independent School District (Escrowed to
      maturity, callable 2/15/08 at 100),
      5.00%, 2/15/14 ....................................    1,000,000           1,046,520
    Grand Prairie Independent School District (PSF),
      Zero-Coupon (Callable 8/15/11 at 100),
      5.85%, 2/15/26 ....................................    3,000,000(b)(h)     3,127,140
    Houston Water Conveyance System (AMBAC),
      7.50%, 12/15/16 ...................................      745,000(b)          953,362
    North Central Health Facilities Development Revenue
      (Callable 11/15/09 at 102), 7.25%, 11/15/19 .......    2,250,000           2,218,320
    Tarrant County Housing Finance Authority (Callable
      7/1/10 at 102), 6.88%, 7/1/30 .....................    1,000,000           1,041,460
    Texas A & M University, 5.38%, 5/15/08 ..............      500,000             539,870
                                                                              ------------
                                                                                10,631,839
                                                                              ------------

  UTAH (1.7%):
    NEBO County School District (FGIC) (Prerefunded to
      6/15/04 at 100), 5.75%, 6/15/14 ...................    2,000,000(b)(e)     2,139,380
                                                                              ------------

  WASHINGTON (1.6%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ...........    1,000,000(b)        1,059,570
    State Public Power Supply (Callable 7/1/08 at 102),
      5.13%, 7/1/18                                          1,000,000           1,003,150
                                                                              ------------
                                                                                 2,062,720
                                                                              ------------

  WISCONSIN (1.6%):
    Health and Education Facilities - Beloit Hospital
      (Callable 7/1/03 at 102), 5.90%, 7/1/11 ...........      625,000             625,094
    State Health and Educational Facility Authority
      Revenue (Callable 11/15/08 at 102),
      5.75%, 11/15/27 ...................................    1,800,000           1,454,328
                                                                              ------------
                                                                                 2,079,422
                                                                              ------------

      Total Municipal Long-Term Securities
        (cost: $117,914,258) ............................                      124,280,341
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  21  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
MUNICIPAL SHORT-TERM SECURITIES (2.0%):
  NEW YORK (0.8%):
    New York City, Series C, 2.75%, 10/1/23 .............  $ 1,000,000(c)     $  1,000,000
                                                                              ------------

  TEXAS (0.8%):
    Harris County, 2.85%, 10/1/17 .......................    1,100,000(c)        1,100,000
                                                                              ------------

  WASHINGTON (0.4%):
    State Health Care Facilities Authority,
      2.85%, 1/1/29 .....................................      500,000(c)          500,000
                                                                              ------------

      Total Municipal Short-Term Securities
        (cost: $2,600,000) ..............................                        2,600,000
                                                                              ------------

RELATED PARTY MONEY MARKET FUND (1.0%):
    First American Tax Free Obligations Fund
      (cost: $1,255,843) ................................    1,255,843(i)        1,255,843
                                                                              ------------

      Total Investments in Securities
        (cost: $121,770,101) (j)  .......................                     $128,136,184
                                                                              ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
     PSF - PERMANENT SCHOOL FUND
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2001. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JULY 31, 2001, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $23,490,321 OR 18.3% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                      DATE
SECURITY                                                 PAR        ACQUIRED     COST BASIS
--------                                             -----------   -----------   ----------
DUARTE, CA, REDEVELOPMENT AGENCY                     $ 2,500,000    9/96-2/97    $2,844,568
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY                10,000,000      10/95         842,594
COMSTOCK, MI, PARK PUBLIC SCHOOLS                      3,145,000   10/95-7/96     3,718,818
KENT, MI, HOSPITAL FINANCIAL AUTHORITY - MICHIGAN
HOSPITALS                                              4,000,000    9/96-2/97     4,589,147

--------------------------------------------------------------------------------

        2001 Semiannual Report  22  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 2001, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,826,444, WHICH REPRESENTS 1.4% OF NET ASSETS.
(g) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(h) THIS SECURITY IS A ZERO-COUPON BOND UNTIL 8/15/01. THE RATE SHOWN IS THE RATE IN EFFECT AFTER THAT DATE.
(i) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(j) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 7,440,434
      GROSS UNREALIZED DEPRECIATION ......   (1,074,351)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 6,366,083
                                            ===========

--------------------------------------------------------------------------------

        2001 Semiannual Report  23  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
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                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson ........................        1,670                 1
Leonard W. Kedrowski ...................        1,670                 1

                (2) The fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     5,638,434            57,345
Andrew S. Duff .........................     5,637,531            58,248
Andrew M. Hunter III ...................     5,639,034            56,745
John M. Murphy, Jr. ....................     5,639,034            56,745
Richard K. Riederer ....................     5,639,034            56,745
Joseph D. Strauss ......................     5,637,531            58,248
Virginia L. Stringer ...................     5,638,899            56,880
James M. Wade ..........................     5,639,034            56,744

                (3) The fund's preferred and common shareholders, voting as a single class ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending January 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    5,639,224           13,489         43,064         1

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        2001 Semiannual Report  24  American Municipal Income Portfolio

[US BANCORP PIPER JAFFRAY(R) LOGO]

AMERICAN MUNICIPAL INCOME PORTFOLIO

2001  SEMIANNUAL REPORT


U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE.
U.S. Bancorp Piper Jaffray Inc. and U.S. Bank National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.














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9/2001   2131-01